EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Buffalo Wild Wings, Inc. (the “Company”) on Form 10-Q for the quarter ended June 25, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Alexander H. Ware, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 26, 2017

By:	/s/ Alexander H. Ware
Alexander H. Ware
Chief Financial Officer